UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

Effective January 16, 2023, Athena Gold Corporation, a Delaware corporation (the “Company”) granted George Mannard, their newly appointed technical advisory committee member as noted in Item 7.01 below, an aggregate of 250,000 stock options (the “Options”) to purchase 250,000 common shares (the “Option Shares”) in the capital stock of the Company pursuant to the Company’s equity incentive plan (the “Plan”). The Options, which vest 50% immediately and vest 50% one year from issuance, are exercisable at an exercise price of CAD $0.09 per Option Share for a period of five years from the date of grant. The Options are non-transferable, and the Option Shares issued upon the exercise of the Options will be subject to a four-month hold period from the date of exercise pursuant to the policies of the Canadian Securities Exchange.

The Company issued a press release dated January 16, 2023 announcing the foregoing grant. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 16, 2023, the Company issued a press release announcing the appointment of George Mannard to the technical advisory committee. George Mannard, P.Geo is a geologist with a stellar exploration record. George was credited with the Louvicourt base metal discovery in Val d'Or, Quebec as Senior Project Geologist for Aur Resources in 1989. He co-founded what is now Wesdome Gold Mines in 1994 with Conrad Hache and Murray Pollitt where he helped develop the Eagle River, Edwards, Mishi and Kiena gold mines as Vice President Exploration. Athena has granted George an aggregate of 250,000 stock options (the “Options”) of the Company to purchase 250,000 common shares (the “Option Shares”) in the capital stock of the Company pursuant to the Company’s equity incentive plan (the “Plan”) as is more detailed in Item 3.02 above. A copy of the press release is filed herewith as Exhibit 99.1.

On January 31, 2023, the Company issued a press release announcing the addition of 1,000 acres (405 Hectares) to its property at Excelsior Springs by staking 51 new BLM claims bringing its total land package to 200 BLM lode claims covering over 4,000 acres (1,619 Hectares). A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release dated January 16, 2023
99.2	Press Release dated January 31, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: January 31, 2023	By:	/s/ John C. Power
John C. Power, President

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